                                                            [LOGO]
                                                           ADVANTUS
                                                       FAMILY OF FUNDS

                                         ANNUAL REPORT TO SHAREHOLDERS
                                                 ADVANTUS VENTURE FUND

                                                         JULY 31, 1998

ADVANTUS VENTURE FUND
TABLE OF CONTENTS

PERFORMANCE UPDATE                            2

INVESTMENTS IN SECURITIES                     6

STATEMENT OF ASSETS AND LIABILITIES           9

STATEMENT OF OPERATIONS                      10

STATEMENTS OF CHANGES IN NET ASSETS          11

NOTES TO FINANCIAL STATEMENTS                12

INDEPENDENT AUDITORS' REPORT                 16

FEDERAL INCOME TAX INFORMATION               17

SHAREHOLDER SERVICES                         18

LETTER FROM THE PRESIDENT                                                [PHOTO]

Dear Shareholders:

Over the past fiscal year (August 1, 1997 through July 31, 1998), the U.S. economy continued to expand at a robust pace, despite signs of slowing. The economic expansion is broad based which illustrates the overall strength of our economy.

From a global perspective, the Asian financial crisis, which has been unfolding throughout the reporting period, has had a dampening effect on interest rates and corporate earnings. Ironically, this situation could have an overall positive impact on the U.S. stock market. Equities continue to benefit from the relatively low level of interest rates, with expansion capital available to companies at a low cost. Also, money continues to flow into the U.S. markets at record levels. A "flight to quality" has brought foreign investors to the shelter of the U.S stock market and to Treasury securities.

Asian demand for U.S. goods has been shrinking, as evidenced by the significant trade drag on U.S. output growth during the second quarter, 1998. The fallout from the Asian financial situation is underway, and the effects will intensify. The result will be declining U.S. growth through the remainder of 1998 and increased competition from cheaper imports. Slower economic growth and increased price competition will reduce profit growth, which has been a key factor supporting the stock market. We anticipate greater volatility in the stock market in the coming months. Keep in mind, however, that the United States has the broadest, strongest economy in the world. Even though we anticipate our economic growth will slow, our country's economy will remain healthy, and we will continue to enjoy low levels of inflation.

Cash flows into the U.S. stock market have dominated valuations and pricing. The stock market has benefited from both the flight to quality (from abroad) and from the huge and continuing cash flows from the funding of retirement assets. Equity valuations are on the high side of almost any historical comparisons, with large cap (and consistent) growth stocks leading the valuation parade. A strong and steady bond market has propped up stock prices. This continues even within an environment of slightly slower growth expectations.

In the report that follows, the portfolio manager provides insightful information about your fund's performance over the last year. As always, we appreciate your continued support of the Advantus family of mutual funds and thank you for investing with Advantus.

Sincerely,

                  [SIGNATURE]
William Westhoff, President
Advantus Venture Fund, Inc.

ADVANTUS VENTURE FUND
PERFORMANCE UPDATE
[GARY ASTER PHOTO]
GARY ASTER, CFA
PORTFOLIO MANAGER
The Advantus Venture Fund is a mutual
fund designed for investors seeking
long-term accumulation of capital. The
Fund hopes to achieve its objective by
investing primarily in value common
stocks issued by small companies, defined in terms of market capitalization.

- Dividends paid quarterly.

- Capital gains distributions paid
  annually.

PERFORMANCE

For the year ended July 31, 1998, the Advantus Venture Fund returned the following for each class of shares currently offered:

Class A..........................  8.9 percent*
Class B..........................  7.7 percent*
Class C..........................  7.9 percent*

The Russell 2000 Value Index** returned 6.0 percent over the same reporting period.

PORTFOLIO ANALYSIS

The best performing sectors in the Advantus Venture Fund for the fiscal year ended July 31, 1998 were consumer staples and utilities. Stocks of companies that are able to generate a consistent stream of earnings growth have been in favor this past year.

Some outstanding highlights for the year include the Learning Company, Inc., up 105 percent* since it was purchased in September 1997. This phenomenal return resulted from the Learning Company's consolidation of the educational software market and acquisitions made at very attractive valuations. The Learning Company learned its lesson about acquiring other companies through a few negative experiences, but as its performance shows, the company is now soundly on track. Allied Group Incorporated, another peak performer, was up 51 percent* for the year. It has announced that it is being acquired by Nationwide Mutual Insurance Company.

Conversely, Gibralter Steel Corporation was down 25 percent* at the end of the reporting period. Like many commodity-rated companies, Gibralter Steel has been affected by Asian weakness. We held the stock with the expectation that the price would rise; it did not, so we will most likely sell this security.

The turmoil in Asia, which began to hamper Fund performance in the latter stages of 1997, continues. Holdings in the more economically sensitive sectors such as basic materials and energy were the most affected as commodity prices dropped due to decreased demand from Asia. The concerns associated with falling commodities are largely reflected in the market. Any sign of progress out of Asia will likely cause renewed confidence in the worldwide economy and solid performance from what are now inexpensive, economically sensitive stocks. We will continue to monitor the progress of the Asian economies and determine the affect on stocks held in the Fund.

                                                                ADVANTUS VENTURE
                                                                            FUND
                                                                   JULY 31, 1998

OUTLOOK

The recent underperformance of small capitalization stocks relative to large stocks has acted to widen the valuation gap that already existed at the beginning of the year. We feel that the near-term and long-term outlook for small capitalization stocks is very good.

We continue to believe that the Fund's composition is positioned well. The current holdings have solid fundamentals and are selling at reasonable valuations.

*Historical performance is not an indication of future performance. These performance results do not reflect the impact of Class A's maximum 5 percent front-end sales charge or Class B's maximum 5 percent contingent deferred sales charge.

**The Russell 2000 Value Index contains stock from the Russell 2000 with low price to book ratios. The Russell 2000 are the 2,000 smallest companies in the Russell 3000. The Russell 3000 is an unmanaged index of 3,000 common stocks which represents approximately 98 percent of the U.S. market.

ADVANTUS VENTURE
FUND
JULY 31, 1998

TEN LARGEST STOCK HOLDINGS

                                             MARKET      % OF STOCK
COMPANY                          SHARES       VALUE       PORTFOLIO
------------------------------  --------   -----------   -----------
RLI Corporation...............   34,250    $ 1,449,203          3.8%
Amerus Life Holdings..........   43,851      1,367,603          3.6%
Learning Company, Inc.........   51,100      1,360,538          3.6%
Wicor, Inc....................   63,300      1,356,994          3.6%
Sovereign Bancorp
  Incorporated................   84,052      1,347,463          3.6%
Sierra Pacific Resources......   38,000      1,344,250          3.5%
Peoples Heritage Financial
  Group, Inc..................   59,400      1,343,925          3.5%
Earthgrains Company...........   39,000      1,335,750          3.5%
Michaels Stores
  Incorporated................   39,900      1,306,725          3.4%
United Dominion Industries....   41,699      1,290,063          3.4%
                                           -----------          ---
                                           $13,502,514         35.5%
                                           -----------          ---
                                           -----------          ---

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Cash and Other
Assets/Liabilities                   2.2%
Health Care                           .5%
Energy                               2.4%
Transportation                       3.5%
Basic Materials                      5.7%
Technology                           6.0%
Consumer Staples                     8.9%
Utilities                           11.2%
Capital Goods                       11.9%
Consumer Cyclical                   12.3%
Financial                           35.4%

                                                                ADVANTUS VENTURE
                                                                            FUND
                                                                   JULY 31, 1998

            COMPARISON OF CHANGE IN VALUE OF A HYPOTHETICAL $10,000
                    INVESTMENT IN THE ADVANTUS VENTURE FUND,
               RUSSELL 2000 VALUE INDEX AND CONSUMER PRICE INDEX

On the following chart you can see how the total return for each of the three classes of shares of the Advantus Venture Fund compared to the Russell 2000 Value Index and the Consumer Price Index. The lines represent the cumulative total return of a hypothetical $10,000 investment made on the inception date of each class of shares of the Advantus Venture Fund (January 31, 1997) through July 31, 1998.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                              CLASS A       CLASS B       CLASS C     RUSSELL 2000 VALUE INDEX      CPI
1/31/97                       $10,000.00    $10,000.00    $10,000.00                $10,000.00    $10,000.00
7/31/97                       $10,995.00    $11,533.00    $11,533.00                $11,790.00    $10,075.00
1/31/98                       $11,966.00    $12,015.00    $12,486.00                $12,754.00    $10,157.00
7/31/98                       $11,975.00    $11,965.00    $12,444.00                $12,503.00    $10,245.00
Average annual total
return:
Class A:
One year                            3.5%
Since inception (1/31/97)          12.8%
Class B:
One year                            2.7%
Since inception (1/31/97)          12.7%
Class C:
One year                            7.9%
Since inception (1/31/97)          15.7%

The preceding chart is useful because it provides you with more information about your investments. There are limitations, however. An index may reflect the performance of securities that the Fund may not hold. Also, the index does not deduct sales charges, investment advisory fees and other fund expenses, whereas your Fund does. Performance presented for the Fund reflects the deduction of the maximum 5 percent front-end sales charge for Class A and the maximum applicable contingent deferred sales charge for Class B shares. Sales charges pay for your financial professional's investment advice. Individuals cannot buy even an unmanaged index fund without incurring some charges and expenses.

Historical performance is not an indication of future performance. Investment returns and principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost.

ADVANTUS VENTURE FUND
INVESTMENTS IN SECURITIES
JULY 31, 1998
(Percentages of each investment category relate to total net assets.)

                                                                               MARKET
  SHARES                                                                      VALUE(a)
-----------                                                                 ------------
COMMON STOCK (97.8%)
  BASIC MATERIALS (5.7%)
    Aluminum (1.8%)
     59,000   Century Aluminum Company....................................  $    708,000
                                                                            ------------
    Chemicals (3.9%)
     34,300   A. Schulman, Inc............................................       615,256
     44,300   Quest Diagnostic, Inc. (b)..................................       908,150
                                                                            ------------
                                                                               1,523,406
                                                                            ------------
  CAPITAL GOODS (11.9%)
    Manufacturing (6.2%)
      6,500   A.O. Smith Corporation......................................       268,531
     41,699   United Dominion Industries..................................     1,290,063
     49,700   Walter Industries Incorporated (b)..........................       844,900
                                                                            ------------
                                                                               2,403,494
                                                                            ------------
    Metal Fabrication (5.7%)
     25,700   Gibraltar Steel Corporation (b).............................       481,875
     45,300   Shaw Group Incorporated (b).................................       934,312
     20,800   Triumph Group Incorporated (b)..............................       816,400
                                                                            ------------
                                                                               2,232,587
                                                                            ------------
  CONSUMER CYCLICAL (12.3%)
    Auto (3.1%)
     62,200   Intermet Corporation........................................     1,205,125
                                                                            ------------
    Publishing (2.6%)
     60,800   Journal Register Company (b)................................       995,600
                                                                            ------------
    Retail (3.4%)
     39,900   Michaels Stores Incorporated (b)............................     1,306,725
                                                                            ------------

                                                                               MARKET
  SHARES                                                                      VALUE(a)
-----------                                                                 ------------
  CONSUMER CYCLICAL--CONTINUED
    Textiles (3.2%)
      7,500   Pillowtex Corporation.......................................  $    243,750
     45,500   Tropical Sportswear International (b).......................       983,937
                                                                            ------------
                                                                               1,227,687
                                                                            ------------
  CONSUMER STAPLES (8.9%)
    Food (4.9%)
     49,200   Chiquita Brands International...............................       587,325
     39,000   Earthgrains Company.........................................     1,335,750
                                                                            ------------
                                                                               1,923,075
                                                                            ------------
    Food & Health (1.4%)
     25,500   International Multifoods Corporation........................       535,500
                                                                            ------------
    Household Products (2.6%)
     42,500   First Brands Corporation....................................       996,094
                                                                            ------------
  ENERGY (2.4%)
    Oil & Gas (2.4%)
      9,500   Houston Exploration Company (b).............................       199,500
     45,700   Tesoro Petroleum Corporation (b)............................    728,344 (b)
                                                                            ------------
                                                                                 927,844
                                                                            ------------
  FINANCIAL (35.4%)
    Banks (6.2%)
     37,600   Commercial Federal Corporation..............................     1,057,500
     59,400   Peoples Heritage Financial Group, Inc.......................     1,343,925
                                                                            ------------
                                                                               2,401,425
                                                                            ------------
    Insurance (11.0%)
     21,200   Allied Group Incorporated...................................       999,050
     43,851   Amerus Life Holdings........................................     1,367,603

              See accompanying notes to investments in securities.

                                                           ADVANTUS VENTURE FUND
                                            INVESTMENTS IN SECURITIES--CONTINUED

                                                                               MARKET
  SHARES                                                                      VALUE(a)
-----------                                                                 ------------
  FINANCIAL--CONTINUED
     25,850   Frontier Insurance Group, Inc...............................  $    458,837
     34,250   RLI Corporation.............................................     1,449,203
                                                                            ------------
                                                                               4,274,693
                                                                            ------------
    Real Estate Investment Trust (11.6%)
     13,000   Apartment Investment & Management Company...................       494,000
     17,600   Camden Property Trust.......................................       507,100
      7,900   Franchise Finance Corporation of America....................       196,512
     24,300   Glenborough Realty Trust, Inc...............................       598,387
     15,048   Kilroy Realty...............................................       341,401
     33,400   Pacific Gulf Properties, Inc................................       695,137
      9,700   Pan Pacific Retail Properties...............................       200,063
     12,500   Reckson Associates Realty Corporation.......................       283,594
      8,300   Regency Realty Corporation..................................       197,125
     22,400   Storage Trust Realty........................................       498,400
     45,500   Sunstone Hotel Investors....................................       506,188
                                                                            ------------
                                                                               4,517,907
                                                                            ------------
    Savings and Loans (6.6%)
     44,300   Bay View Capital Corporation................................     1,226,556
     84,052   Sovereign Bancorp Incorporated..............................     1,347,463
                                                                            ------------
                                                                               2,574,019
                                                                            ------------

                                                                               MARKET
  SHARES                                                                      VALUE(a)
-----------                                                                 ------------
  HEALTH CARE (.5%)
    Special Services (.5%)
      9,600   Equity Corporation (b)......................................  $    208,200
                                                                            ------------
  TECHNOLOGY (6.0%)
    Technology (6.0%)
     16,200   DuPont Photomasks Incorporated (b)..........................       522,450
     51,100   Learning Company, Inc. (b)..................................     1,360,538
     23,900   Photronics Incorporated (b).................................       433,188
                                                                            ------------
                                                                               2,316,176
                                                                            ------------
  TRANSPORTATION (3.5%)
    Shipping (1.6%)
     29,200   Teekay Shipping Corporation (c).............................       627,800
                                                                            ------------
    Trucking (1.9%)
     29,400   USFreightways Corporation...................................       735,000
                                                                            ------------
  UTILITIES (11.2%)
    Electric Companies (5.8%)
     38,000   Sierra Pacific Resources....................................     1,344,250
     28,000   WPS Resources Corporation...................................       906,500
                                                                            ------------
                                                                               2,250,750
                                                                            ------------
    Natural Gas (5.4%)
     25,700   Piedmont Natural Gas Company................................       748,513
     63,300   Wicor, Inc..................................................     1,356,994
                                                                            ------------
                                                                               2,105,507
                                                                            ------------
Total common stocks
 (cost: $33,527,795)......................................................    37,996,614
                                                                            ------------

              See accompanying notes to investments in securities.

ADVANTUS VENTURE FUND
INVESTMENTS IN SECURITIES--CONTINUED

                                                                               MARKET
 PRINCIPAL                                                                    VALUE(a)
-----------                                                                 ------------
SHORT-TERM SECURITIES (2.8%)
$ 1,080,272   Federated Prime Obligation Fund, current rate 5.500%........  $  1,080,272
                                                                            ------------
              Total short-term securities (cost: $1,080,272)..............     1,080,272
                                                                            ------------
              Total investments in securities (cost: $34,608,067) (d).....  $ 39,076,886
                                                                            ------------
                                                                            ------------

Notes to Investments in Securities
----------------------------
(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) Presently non-income producing.
(c) The Fund held 1.6% of net assets in foreign securities as of July 31, 1998.
(d) At July 31, 1998 the cost of securities for federal income tax purposes was $34,696,728. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

Gross unrealized appreciation...............................  $ 6,641,295
Gross unrealized depreciation...............................   (2,261,137)
                                                              -----------
Net unrealized appreciation.................................  $ 4,380,158
                                                              -----------
                                                              -----------

                                                           ADVANTUS VENTURE FUND
                                             STATEMENT OF ASSETS AND LIABILITIES
                                                                   JULY 31, 1998

                                  ASSETS
Investments in securities, at market value--see accompanying schedule for detailed listing
 (identified cost: $34,608,067).............................  $ 39,076,886
Cash in bank on demand deposit..............................            79
Receivable for Fund shares sold.............................        20,180
Receivable for investment securities sold...................        97,131
Accrued interest receivable.................................         5,126
Dividends receivable........................................        30,488
Organizational costs (note 5)...............................        62,623
                                                              ------------
    Total assets............................................    39,292,513
                                                              ------------
                               LIABILITIES
Payable for investment securities purchased.................       299,214
Payable for Fund shares redeemed............................        16,937
Payable to Adviser..........................................       115,150
                                                              ------------
    Total liabilities.......................................       431,301
                                                              ------------
Net assets applicable to outstanding capital stock..........  $ 38,861,212
                                                              ------------
                                                              ------------
Represented by:
  Capital stock--authorized 10 billion shares (Class A--2
   billion shares, Class B--2 billion shares, Class C--2
   billion shares and 4 billion shares unallocated) of $.01
   par value (note 1).......................................  $     32,323
  Additional paid-in capital................................    33,675,158
  Undistributed net investment income.......................        17,242
  Accumulated net realized gains from investments...........       667,670
  Unrealized appreciation on investments....................     4,468,819
                                                              ------------
    Total--representing net assets applicable to outstanding
     capital stock..........................................  $ 38,861,212
                                                              ------------
                                                              ------------
Net assets applicable to outstanding Class A shares.........  $ 34,629,853
                                                              ------------
                                                              ------------
Net assets applicable to outstanding Class B shares.........  $  3,528,992
                                                              ------------
                                                              ------------
Net assets applicable to outstanding Class C shares.........  $    702,367
                                                              ------------
                                                              ------------
Shares outstanding and net asset value per share:
  Class A--Shares outstanding 2,878,026.....................  $      12.03
                                                              ------------
                                                              ------------
  Class B--Shares outstanding 295,649.......................  $      11.94
                                                              ------------
                                                              ------------
  Class C--Shares outstanding 58,650........................  $      11.98
                                                              ------------
                                                              ------------

                See accompanying notes to financial statements.

ADVANTUS VENTURE FUND
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED JULY 31, 1998

Investment income:
  Interest.............................  $  105,698
  Dividends............................     648,879
                                         ----------
      Total investment income..........     754,577
                                         ----------
Expenses (note 4):
  Investment advisory fee..............     311,606
  Distribution fees--Class A...........     107,769
  Distribution fees--Class B...........      25,348
  Distribution fees--Class C...........       4,930
  Administrative services fee..........      43,800
  Amortization of organizational
   costs...............................      17,892
  Custodian fees.......................       3,284
  Auditing and accounting services.....      15,425
  Legal fees...........................       5,192
  Directors' fees......................         597
  Registration fees....................      44,219
  Printing and shareholder reports.....      26,567
  Insurance............................       6,217
  Other................................      12,085
                                         ----------
      Total expenses...................     624,931
  Less fees and expenses waived by
   Distributor:
    Class A distribution fees..........     (59,431)
                                         ----------
      Total net expenses...............     565,500
                                         ----------
      Investment income--net...........     189,077
                                         ----------
Realized and unrealized gains on
 investments:
  Net realized gains on investments
   (note 3)............................   1,979,485
  Net change in unrealized appreciation
   or depreciation on investments......     608,832
                                         ----------
    Net gains on investments...........   2,588,317
                                         ----------
Net increase in net assets resulting
 from operations.......................  $2,777,394
                                         ----------
                                         ----------

                See accompanying notes to financial statements.

                                                           ADVANTUS VENTURE FUND
                                             STATEMENTS OF CHANGES IN NET ASSETS
         FOR THE YEAR ENDED JULY 31, 1998 AND THE PERIOD FROM SEPTEMBER 4, 1996,
                                    COMMENCEMENT OF OPERATIONS, TO JULY 31, 1997

                                            1998         1997
                                         -----------  -----------
Operations:
  Investment income--net...............  $   189,077  $   146,226
  Net realized gain on investements....    1,979,485      697,378
  Net change in unrealized appreciation
   or depreciation on investments......      608,832    3,859,987
                                         -----------  -----------
      Increase in net assets resulting
       from operations.................    2,777,394    4,703,591
                                         -----------  -----------
Distributions to shareholders from:
  Investment income--net:
    Class A............................     (236,788)    (105,109)
    Class B............................         (931)      (1,057)
    Class C............................         (280)        (734)
  Net realized gains on investments:...
    Class A............................   (1,876,127)          --
    Class B............................     (116,012)          --
    Class C............................      (17,054)          --
                                         -----------  -----------
      Total distributions..............   (2,247,192)    (106,900)
                                         -----------  -----------
Capital share transactions (notes 4 and
 6):
  Proceeds from sales:
    Class A............................    6,963,558   26,193,599
    Class B............................    2,972,512      957,956
    Class C............................      879,498      157,336
  Proceeds from issuance of shares as a
   result of reinvested dividends:
    Class A............................      231,086        3,158
    Class B............................      116,943        1,057
    Class C............................       15,498          734
  Payments for redemption of shares:
    Class A............................   (3,887,372)     (21,538)
    Class B............................     (493,941)        (556)
    Class C............................     (355,209)          --
                                         -----------  -----------
      Increase in net assets from
       capital share transactions......    6,442,573   27,291,746
                                         -----------  -----------
      Total increase in net assets.....    6,972,775   31,888,437
Net assets at beginning of period......   31,888,437           --
                                         -----------  -----------
Net assets at end of period (including
 undistributed net investment income
 $17,242 and $48,272, respectively)....  $38,861,212  $31,888,437
                                         -----------  -----------
                                         -----------  -----------

                See accompanying notes to financial statements.

ADVANTUS VENTURE FUND
NOTES TO FINANCIAL STATEMENTS
JULY 31, 1998

(1) ORGANIZATION
    Advantus Venture Fund, Inc. (the Fund) was incorporated on July 3, 1996. The Fund is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. The Fund's investment objective is to seek long-term accumulation of capital.

    The Fund currently issues three classes of shares: Class A, Class B and Class C shares. Class A shares are sold subject to a front-end sales charge. Class B shares are sold subject to a contingent deferred sales charge payable upon redemption if redeemed within six years of purchase. Class C shares are sold without either a front-end sales charge or a contingent deferred sales charge. Both Class B and Class C are subject to a higher Rule 12b-1 fee than Class A shares. Both Class B and Class C shares automatically convert to Class A shares at net asset value after a specified holding period. Such holding periods decline as the amount of the purchase increases and range from 28 to 84 months after purchase for Class B shares and 40 to 96 months after purchase for Class C shares. All three classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that the level of distribution fees charged differs between Class A, Class B and Class C shares. Income, expenses (other than distribution fees) and realized and unrealized gains or losses are allocated to each class of shares based upon its relative net assets.

    On September 4, 1996, Advantus Capital Management, Inc. (Advantus Capital or the Adviser) purchased 5,000 Class A shares, 5,000 Class B shares and 5,000 Class C shares. Advantus Capital is a wholly-owned subsidiary of The Minnesota Mutual Life Insurance Company (Minnesota Mutual). Inception of the Fund was January 31, 1997 when the shares became effectively registered under the Securities Exchange Act of 1933. Prior to the date of inception, Minnesota Mutual purchased 2,500,000 Class A shares for $25 million.

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
    The significant accounting policies followed by the Fund are summarized as follows:

  USE OF ESTIMATES

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

  INVESTMENTS IN SECURITIES

    Investments in securities traded on a national exchange are valued at the last sales price on that exchange prior to the time when assets are valued; securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued on the basis of the last current bid price, by an independent pricing service or at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities. When market quotations are not readily available, securities are valued at fair value as determined in good faith under procedures adopted by the Board of Directors. Short-term securities are valued at market.

    Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are calculated on the identified-cost basis. Dividend income is recognized on the ex-dividend date and interest income, including amortization of bond premium and discount computed on a level yield basis, is accrued daily.

                                                           ADVANTUS VENTURE FUND
                                        NOTES TO FINANCIAL STATEMENTS--CONTINUED

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES--(CONTINUED)
  FEDERAL TAXES

    The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no income tax provision is required. The Fund's policy is to make required minimum distributions prior to December 31, in order to avoid federal excise tax.

    Net investment income and net realized gains (losses) may differ for financial statement and tax purposes primarily because of temporary book-to-tax differences. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

    On the statement of assets and liabilities, as a result of permanent book-to-tax differences, a reclassification adjustment was made to increase undistributed net investment income and decrease additional paid-in capital by $17,892.

  DISTRIBUTIONS TO SHAREHOLDERS

    Dividends from net investment income are declared and paid quarterly. Realized gains, if any, are paid annually.

(3) INVESTMENT SECURITY TRANSACTIONS
    For the year ended July 31, 1998, purchases of securities and proceeds from sales, other than temporary investments in short-term securities aggregated $21,202,401 and $16,577,760, respectively.

(4) EXPENSES AND RELATED PARTY TRANSACTIONS
    The Fund has an investment advisory agreement with Advantus Capital. Under the agreement, Advantus Capital manages the Fund's assets and provides research, statistical and advisory services and pays related office rental and executive expenses and salaries. In addition, as part of the advisory fee, Advantus Capital pays the expenses of the Fund's transfer, dividend disbursing and redemption agent (Minnesota Mutual). The fee for investment management and advisory services is based on the average daily net assets of the Fund at the annual rate of .80 percent.

    The Fund has adopted separate Plans of Distribution applicable to Class A, Class B and Class C shares, respectively, relating to the payment of certain distribution expenses pursuant to Rule 12b-1 under the Investment Company Act of 1940 (as amended). The Fund pays distribution fees to Ascend Financial Services, Inc. (Ascend), formerly known as MIMLIC Sales Corporation, the underwriter of the Fund and wholly-owned subsidiary of Advantus Capital, to be used to pay certain expenses incurred in the distribution, promotion and servicing of the Fund's shares. The Class A Plan provides for a fee up to .30 percent of average daily net assets of Class A shares. The Class B and Class C Plans provide for a fee up to 1.00 percent of average daily net assets of Class B and Class C shares, respectively. The Class B and Class C 1.00 percent fee is comprised of a
 .75 percent distribution fee and a .25 percent service fee. Ascend is currently waiving that portion of Class A distribution fees which exceeds, as a percentage of average daily net assets, .15 percent. Prior to December 1, 1997 the portion exceeding .10 percent of average daily net assets was waived. Ascend waived Class A distribution fees in the amount of $59,431 for the year ended July 31, 1998.

ADVANTUS VENTURE FUND
NOTES TO FINANCIAL STATEMENTS--CONTINUED

(4) EXPENSES AND RELATED PARTY TRANSACTIONS--(CONTINUED)
    The Fund also bears certain other operating expenses including outside directors' fees, custodian fees, registration fees, printing and shareholder reports, legal, auditing and accounting services, organizational costs and other miscellaneous expenses.

    The Fund pays an administrative services fee, equal to $3,700 per month, to Minnesota Mutual for accounting, auditing, legal and other administrative services which Minnesota Mutual provides. Prior to February 1, 1998, the administrative services fee was $3,600 per month.

    Advantus Capital directly incurs and pays the above operating expenses and the Fund in turn reimburses Advantus Capital.

    Sales charges received by Ascend for distributing the Fund's three classes of shares amounted to $174,716.

    As of July 31, 1998, Minnesota Mutual and subsidiaries and the directors and officers of the Fund as a whole own the following shares:

                                                                                   NUMBER OF    PERCENTAGE
                                                                                    SHARES         OWNED
                                                                                  -----------  -------------
Class A.........................................................................   2,500,000          86.9%
Class B.........................................................................       5,354           1.8%
Class C.........................................................................       5,352           9.1%

    Legal fees were paid to a law firm of which the Fund's secretary is a partner in the amount of $5,171.

(5) ORGANIZATIONAL COSTS
    The Fund incurred organizational expenses in connection with the start-up and initial registration. These costs will be amortized over 60 months on a straight-line basis beginning with the commencement of operations. If any or all of the shares held by Advantus Capital, or any other holder, representing initial capital of the Fund are redeemed during the amortization period, the redemption proceeds will be reduced by the pro rata portion (based on the ratio that the number of initial shares redeemed bears to the total number of outstanding initial shares of the Fund at the date of redemption) of the unamortized organizational cost balance.

(6) CAPITAL SHARE TRANSACTIONS
    Transactions in shares for the year ended July 31, 1998 and the period from September 4, 1996 (commencement of operations) to July 31, 1997 were as follows:

                                                       CLASS A                 CLASS B                CLASS C
                                                ----------------------  ---------------------  ---------------------
                                                   1998        1997        1998       1997        1998       1997
                                                ----------  ----------  ----------  ---------  ----------  ---------
Sold..........................................     548,786   2,614,604     234,238     89,705      69,307     14,856
Issued for reinvested distributions...........      18,877         303       9,780        102       1,427         73
Redeemed......................................    (302,671)     (1,873)    (38,156)       (20)    (27,013)        --
                                                ----------  ----------  ----------  ---------  ----------  ---------
                                                   264,992   2,613,034     205,862     89,787      43,721     14,929
                                                ----------  ----------  ----------  ---------  ----------  ---------
                                                ----------  ----------  ----------  ---------  ----------  ---------

(7) YEAR 2000
    In 1995, Minnesota Mutual began addressing computer systems requirements and applications to be Year 2000 compliant. Based on a current study, Minnesota Mutual plans to spend approximately $14 million through 1999 to modify its computer information systems, enabling proper processing of transactions relating to the year 2000 and beyond. The Fund will not be charged for these expenses.

                                                           ADVANTUS VENTURE FUND
                                        NOTES TO FINANCIAL STATEMENTS--CONTINUED

(8) FINANCIAL HIGHLIGHTS

    Per share data for a share of capital stock and selected information for each period are as follows:

                                                   CLASS A                     CLASS B                     CLASS C
                                          -------------------------   -------------------------   -------------------------
                                                        PERIOD FROM                 PERIOD FROM                 PERIOD FROM
                                                        JANUARY 31,                 JANUARY 31,                 JANUARY 31,
                                          YEAR ENDED      1997 TO     YEAR ENDED      1997 TO     YEAR ENDED      1997 TO
                                           JULY 31,      JULY 31,      JULY 31,      JULY 31,      JULY 31,      JULY 31,
                                             1998          1997          1998          1997          1998          1997
                                          -----------   -----------   -----------   -----------   -----------   -----------
Net asset value, beginning of period....    $ 11.73       $ 10.17       $11.71        $10.17        $11.71        $10.17
                                          -----------   -----------   -----------   -----------   -----------   -----------
Income from investment operations:
  Net investment income.................        .06           .05         (.02)          .01          (.03)          .01
  Net gains or losses on securities
    (both realized and unrealized)......        .98          1.55          .92          1.54           .97          1.54
                                          -----------   -----------   -----------   -----------   -----------   -----------
    Total from investment operations....       1.04          1.60          .90          1.55           .94          1.55
                                          -----------   -----------   -----------   -----------   -----------   -----------
Less distributions:
  Dividends from net investment
    income..............................       (.08)         (.04)        (.01)         (.01)         (.01)         (.01)
  Distributions from capital gains......       (.66)           --         (.66)           --          (.66)           --
                                          -----------   -----------   -----------   -----------   -----------   -----------
    Total distributions.................       (.74)         (.04)        (.67)         (.01)         (.67)         (0.1)
                                          -----------   -----------   -----------   -----------   -----------   -----------
Net asset value, end of period..........    $ 12.03       $ 11.73       $11.94        $11.71        $11.98        $11.71
                                          -----------   -----------   -----------   -----------   -----------   -----------
                                          -----------   -----------   -----------   -----------   -----------   -----------
Total return (a)........................        8.9%         15.8%         7.7%         15.3%          7.9%         15.4%
Net assets, end of period (in
  thousands)............................    $34,630       $30,662       $3,529        $1,052        $  702        $  175
Ratio of expenses to average daily net
  assets (c)............................       1.38%         1.35%(b)     2.25%         2.25%(b)      2.25%         2.25%(b)
Ratio of net investment income to
  average daily net assets (c)..........        .55%          .90%(b)     (.26)%         .01%(b)      (.26)%         .01%(b)
Portfolio turnover rate (excluding
  short-term securities)................       45.0%         39.6%        45.0%         39.6%         45.0%         39.6%
Average commission rate on common stock
  transactions (d)......................    $ .0506       $ .0545       $.0506        $.0545        $.0506        $.0545

------------

(a) Total return figures are based on a share outstanding throughout the period and assumes reinvestment of distributions at net asset value. Total return figures do not reflect the impact of front-end or contingent deferred sales charges. For periods less than one year, total return presented has not been annualized.
(b)  Adjusted to an annual basis.
(c) The Fund's Distributor voluntarily waived $59,431 and $26,677 in Class A distribution fees for the year ended July 31, 1998 and the period from January 31, 1997 (date of inception) to July 31, 1997, respectively. If Class A shares had been charged for these expenses, the ratio of expenses to average daily net assets would have been 1.55% and 1.55%, respectively, and the ratio of net investment income to average daily net assets would have been .38% and .70%, respectively.
(d) Average commission rate is calculated by dividing the total brokerage commissions paid on applicable purchases and sales of common stocks for the period by the total number of related shares purchased and sold.

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders
Advantus Venture Fund, Inc.:

    We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of the Advantus Venture Fund, Inc. as of July 31, 1998 and the related statement of operations for the year then ended, the statements of changes in net assets for the year ended July 31, 1998, and the period from September 4, 1996, commencement of operations, to July 31, 1997 and the financial highlights for the year ended July 31, 1998 and the period from Janurary 31, 1997, date of inception, to July 31, 1997. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investment securities held in custody are confirmed to us by the custodian. As to securities purchased or sold but not received or delivered, we request confirmations from brokers, and where replies are not received, we carry out other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of the Advantus Venture Fund, Inc. as of July 31, 1998 and the results of its operations, changes in its net assets and financial highlights, for the periods stated in the first paragraph above, in conformity with generally accepted accounting principles.

                                          KPMG Peat Marwick LLP

Minneapolis, Minnesota
September 4, 1998

                                                           ADVANTUS VENTURE FUND
                                                  FEDERAL INCOME TAX INFORMATION

    The following information for federal income tax purposes is presented as an aid to shareholders in reporting the distributions paid by the Fund in the fiscal period ended July 31, 1998. Dividends for the 1998 calendar year will be reported to you on Form 1099-Div in late January 1999. Shareholders should consult a tax adviser on how to report these distributions for state and local purposes.

CLASS A

PAYABLE DATE                                                                                                  PER SHARE
------------------------------------------------------------------------------------------------------------  ---------
Income distribution--taxable as dividend income, 28.2% qualifying for deductions by corporations
September 24, 1997..........................................................................................  $   .0238
December 23, 1997...........................................................................................      .6829
March 25, 1998..............................................................................................      .0255
June 25, 1998...............................................................................................      .0159
                                                                                                              ---------
                                                                                                              $   .7481
                                                                                                              ---------
                                                                                                              ---------

    The distribution of $.6829 payable on December 23, 1997 represents $.6645 of short term capital gains (taxable as dividend income) and $.0184 from net investment income.

CLASS B

PAYABLE DATE                                                                                                  PER SHARE
------------------------------------------------------------------------------------------------------------  ---------
Income distribution--taxable as dividend income, 28.2% qualifying for deductions by corporations
September 24, 1997..........................................................................................  $   .0030
December 23, 1997...........................................................................................      .6645
March 25, 1998..............................................................................................      .0024
                                                                                                              ---------
                                                                                                              $   .6699
                                                                                                              ---------
                                                                                                              ---------

    The distribution of $.6645 payable on December 23, 1997 represents $.6645 of short term capital gains (taxable as dividend income).

CLASS C

PAYABLE DATE                                                                                                  PER SHARE
------------------------------------------------------------------------------------------------------------  ---------
Income distribution--taxable as dividend income, 28.2% qualifying for deductions by corporations
December 23, 1997...........................................................................................  $   .6645
March 25, 1998..............................................................................................      .0051
                                                                                                              ---------
                                                                                                              $   .6696
                                                                                                              ---------
                                                                                                              ---------

    The distribution of $.6645 payable on December 23, 1997 represents $.6645 of short term capital gains (taxable as dividend income).

SHAREHOLDER SERVICES

    The Advantus Family of Funds offers a variety of services that enhance your ability to manage your assets. Check each Fund's prospectus for the details of the services and any limitations that apply to a particular Fund.

EXCHANGE PRIVILEGES: You can move all or part of your investment dollars from one fund to any other Advantus Fund you own (for identical registrations within the same class) at any time as your needs change. Exchanges are at the then current net asset value (exchanges from the Advantus Money Market Fund will incur the applicable sales charge, if not previously subjected to the charge). Shareholders may make four exchanges each calendar year without incurring a transaction charge. Thereafter, there will be a $7.50 transaction charge for each additional exchange within the calendar year. Systematic Exchange Plans are exempt from this charge.

INCOME DISTRIBUTION FLEXIBILITY: You can have your fund dividends and other distributions automatically reinvested with no sales charge, direct them from one Advantus Fund to any other you own within the Fund family or, if you desire, we'll pay you in cash.

SYSTEMATIC WITHDRAWAL PLAN: You can set up a plan to receive checks at specified intervals from your fund account--subject to minimum guidelines. Depending upon the performance of the underlying investment options, the value may be worth more or less than the original amount invested when withdrawn.

DIRECT DEPOSITS: At your request we will deposit your dividends or systematic withdrawals directly into your checking or savings account instead of sending you a check.

TELEPHONE EXCHANGE: You can move money from one Advantus account to any other Advantus account you own (with identical registrations within the same class) just by calling our toll free number. The Telephone Exchange and Telephone Redemption privilege will automatically be established unless otherwise indicated on the Account Application. Telephone Exchange and Redemption may be changed (added/deleted) at any time by submitting a request in writing or by completing a Service Request Form.

SYSTEMATIC EXCHANGE: You can move a set amount of money monthly from one Advantus Fund to another Advantus Fund (with identical registrations within the same class) to diversify your investment portfolio and take advantage of dollar-cost averaging.

AUTOMATIC PAYMENT OF INSURANCE PREMIUMS: You may automatically pay your Minnesota Mutual insurance premiums from your Advantus Money Market account.

REDUCED SALES CHARGES: Letter of Intent, combined purchases with spouse, children or single trust estates, and the Right of Accumulation make it possible for you to reduce the sales charge on Advantus's non-money market funds.

SPECIAL PURCHASE PLANS: Special purchase plans enable you to open an Advantus Fund account for as little as $25 and lower your average share cost through "dollar-cost averaging." (Dollar-cost averaging does not assure a profit, nor does it prevent loss in declining markets.) The Automatic Investment Plan allows you to invest automatically each month from your checking or savings account.

IRAS, OTHER QUALIFIED PLAN: You can use the Advantus Family of Funds for your Traditional or Roth Individual Retirement Account or other qualified plan including: SEP IRA's, SIMPLE IRA's, profit sharing, money purchase or defined benefit plans.

GROUP INVESTMENT PLAN: This plan provides employers and employees with a convenient means for investing in the funds through payroll deduction.

TELEPHONE REDEMPTION: You may call us and redeem shares over the phone. The proceeds will be sent by check to the address of record for the account or wire transferred to your bank of record for the account.

Wire transfers are for amounts over $500. The prevailing wire charge will be added to the withdrawal amount. The Telephone Exchange and Telephone Redemption privilege will automatically be established unless otherwise indicated on the Account Application. Telephone Exchange and Redemption may be changed (added/deleted) at any time by submitting a request in writing or by completing a Service Request Form. To have the redemption automatically deposited into your checking account, please send a voided check from your bank. Depending on the performance of the underlying investment options, the value may be worth more or less than the original amount invested upon redemption. Some limitations apply, please refer to the prospectus for details.

ACCOUNT UPDATES: You will receive written confirmation of every investment you initiate (monthly statements for your Money Market account) and quarterly statements to help you track all of your Advantus Fund investments and annual tax statements. Semi-annual and annual reports will provide you with portfolio information, fund performance data and the current investment outlook.

TOLL-FREE SERVICE LINE: For your convenience in obtaining personal information and assistance directly from Advantus Shareholder Services, call (1-800-665-6005). Advantus Account Representatives are available Monday through Friday from 8 a.m. to 4:45 p.m. Central Time. Our voice response system is available from 7 a.m. to 3 a.m. Central Time Monday through Friday, and 8 a.m. to 5 p.m. on Saturday. This system allows you to access current net asset values and account balances.

HOW TO INVEST

    You can invest in one or more of the ten Advantus Funds through a local Registered Representative of Ascend Financial Services, Inc. (formerly known as MIMLIC Sales Corporation), distributor of the Funds. Contact your representative for information and a prospectus for any of the Advantus Funds you are interested in. To find a Registered Representative near you, call the toll-free service line (1-800-665-6005).

MINIMUM INVESTMENTS: Your initial investment in any of the Advantus Funds can be as small as $25 when you use the Automatic Investment Plan. Minimum lump-sum initial investment is $250. Minimum subsequent investment is $25.

THE FUND'S MANAGER

    Advantus Capital Management, Inc., investment adviser to the Fund, selects and reviews the Fund's investments and provides executive and other personnel for the Fund's management.

    Advantus Capital Management, Inc. manages twelve mutual funds containing $2.9 billion in assets in addition to $2.0 billion in assets for other clients. Advantus Capital's seasoned portfolio managers average more than 13 years of investment experience.

ADVANTUS FAMILY OF FUNDS

Advantus Bond Fund

Advantus Horizon Fund

Advantus Spectrum Fund

Advantus Enterprise Fund

Advantus Cornerstone Fund

Advantus Money Market Fund

Advantus Mortgage Securities Fund

Advantus International Balanced Fund

Advantus Venture Fund

Advantus Index 500 Fund

     THIS REPORT HAS BEEN PREPARED FOR SHAREHOLDERS AND MAY BE DISTRIBUTED
       TO OTHERS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.
                READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST.

                      [ADVANTUS -TM- FAMILY OF FUNDS LOGO]
                        ASCEND FINANCIAL SERVICES, INC.,
                      SECURITIES DEALER, MEMBER NASD/SIPC
                            400 ROBERT STREET NORTH
                            ST. PAUL, MN 55101-2098
                                 1-800-AFS-1838
                                (1-800-237-1838)

ASCEND FINANCIAL SERVICES                               BULK RATE
400 ROBERT STREET NORTH                             U.S. POSTAGE PAID
ST. PAUL, MN 55101-2098                                ST. PAUL, MN
                                                     PERMIT NO. 3547

ADDRESS SERVICE REQUESTED

F.51519 Rev. 9-1998